FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF)

2.    Issuer: FHLMC

3.    Date of Purchase: 4/10/07

4.    Underwriter from whom purchased: Morgan Stanley

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch

6. Aggregate principal amount of purchased (out of total offering): 6.5mm (500mm) - 260,000 shares out of 20,000,000 shares total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 20mm (500mm) - 800,000 shares out of 20,000,000 shares total offering

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 4/10/07

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

                                                                        YES   NO
                                                                        ---  ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 4/24/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Woori Bank

3.    Date of Purchase: 4/25/07

4.    Underwriter from whom purchased: CSFB

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch International

6.    Aggregate principal amount of purchased (out of total offering): 22mm (1B)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 35mm (1B)

8.    Purchase price (net of fees and expenses): 100

9.    Date offering commenced: 4/25/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

            Issuer) OR, if a rights offering, the securities were
            purchased on or before the fourth day preceding the
            day on which the rights offering terminated.                [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Received from: Janine Bianchino                           Date: 5/3/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred and Equity Advantage Trust - Preferred (BTZ-PREF)

2.    Issuer: Everest Reinsurance Holdings, Inc.

3.    Date of Purchase: 4/26/07

4.    Underwriter from whom purchased: Wachovia

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      8.775mm (400mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (400mm)

8.    Purchase price (net of fees and expenses): $99.909

9.    Date offering commenced: 4/26/07

10.   Offering price at end of first day on which any sales were made: $99.909

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

                                                                        YES   NO
                                                                        ---  ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                        Date: 5/9/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF)

2.    Issuer: Allstate Corp - 020002AV3

3.    Date of Purchase: 5/3/07

4.    Underwriter from whom purchased: J.P. Morgan Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: PNC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      8.725mm (500mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      50mm (500mm)

8.    Purchase price (net of fees and expenses): $99.829

9.    Date offering commenced: 5/3/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

                                                                        YES   NO
                                                                        ---   --

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                        Date: 5/4/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Enhanced Government Fund, Inc. (EGF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Allstate Corp - 020002AU5

3.    Date of Purchase: 5/3/07

4.    Underwriter from whom purchased: Goldman Sachs

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: PNC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      35mm (500mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      50mm (500mm)

8.    Purchase price (net of fees and expenses): $99.619

9.    Date offering commenced: 5/3/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is
            being offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible Foreign
            Offering OR are securities sold in an Eligible Rule 144A
            Offering OR part of an issue of government securities.      [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to
            existing security holders of the Issuer) OR, if a
            rights offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                                 [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a
            result of BlackRock's participation in the offering?        [X]  [ ]

Approved: Dan Chen                                        Date: 5/4/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred and Equity Advantage Trust (BTZ-PREF)

2.    Issuer: Comcast

3.    Date of Purchase: 5/3/07

4.    Underwriter from whom purchased: Citigroup Global Markets, Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.J.B. Hilliard, W.L. Lyons, Inc.

6.    Aggregate principal amount of purchased (out of total offering):
      $18.75mm ($550mm) - 750,000 shares (22,000,000 shares)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      $75mm ($550mm) - 3,000,000 shares (22,000,000 shares)

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 5/3/07

10.   Offering price at end of first day on which any sales were made: $25

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

                                                                        YES   NO
                                                                        ---  ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                        Date: 5/4/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Huntington Capital

3.    Date of Purchase: 5/7/07

4.    Underwriter from whom purchased: Goldman, Sachs & Co.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      10mm (250mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      10mm (250mm)

8.    Purchase price (net of fees and expenses): $99.726

9.    Date offering commenced: 5/7/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 5/21/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Nationwide Financial Services

3.    Date of Purchase: 5/14/07

4.    Underwriter from whom purchased: Morgan Stanley & Co. Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      40mm (400mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (400mm)

8.    Purchase price (net of fees and expenses): $99.848

9.    Date offering commenced: 5/14/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 5/16/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Standard Chartered Bank

3.    Date of Purchase: 5/22/07

4.    Underwriter from whom purchased: JP MORGAN SECURITIES INC.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co

6.    Aggregate principal amount of purchased (out of total offering):
      20mm (750mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      20mm (750mm)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 5/22/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is
            being offered to the public, OR are Eligible
            Municipal Securities, OR are securities sold in an
            Eligible Foreign Offering OR are securities sold in
            an Eligible Rule 144A Offering OR part of an issue of
            government securities.                                      [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to
            existing security holders of the Issuer) OR, if a
            rights offering, the securities were purchased on or
            before the fourth day preceding the day on which the
            rights offering terminated.                                 [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a
            result of BlackRock's participation in the offering?        [X]  [ ]

Approved: Dan Chen                                        Date: 6/4/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Credit Agricole

3.    Date of Purchase: 5/23/07

4.    Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS INC.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $79,000,000 out of $1,500,000,000 total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      $100,000,000 out of $1,500,000,000 total offering

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 5/23/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:        YES        NO
                                                           ---        --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

                                                                        YES   NO
                                                                        ---   --

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                        Date: 6/4/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Webster Capital Trust IV

3.    Date of Purchase: 6/13/07

4.    Underwriter from whom purchased: Lehman Brothers Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      10mm (200mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 10mm (200mm)

8.    Purchase price (net of fees and expenses): $99.672

9.    Date offering commenced: 6/13/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 6/25/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: BNP

3.    Date of Purchase: 6/18/07

4.    Underwriter from whom purchased: BNP Paribas Securities Corporation

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      32mm (1.1B)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (1.1B)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 6/18/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 6/25/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Northern Rock

3.    Date of Purchase: 6/18/07

4.    Underwriter from whom purchased: Lehman Brothers Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      28.75mm (650mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      40mm (650mm)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 6/18/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 6/25/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: EQ/Long Term Bond Portfolio (AXA-LTB), AXA Premier VIP Core Bond Portfolio (AXA-VIP), BlackRock Balanced Capital Portfolio
(FI) (Ins - Series) (BCS_F), BlackRock Core Bond Trust (BHK), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Total Return Portfolio II (BR-CORE), BlackRock Total Return Portfolio (BR-COREPL), BlackRock Intermediate Bond Portfolio II (BR-INT), BlackRock Managed Income Portfolio (BR-MINC), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Bond V.I. Fund (Ins - Var Ser) (BVA-BF), BlackRock Bond Portfolio (Ins - Series) (BVA-TR), BlackRock Balanced Capital VI Fund (FI) (BVI_F), Diversified Investment Advisors Core Bond Fund (DIA-CORE), Hirtle Callaghan & Co. Fixed Income II Portfolio (HCIIX), Metropolitan Series BlackRock Bond Income Portfolio (MET-BI), Metropolitan Series BlackRock Diversified Portfolio (Core Bond) (METD_B), Master Aggregate Bond Index Series of the Quantitative Master Series Trust (MF-LBAG), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY), UBS PACE Intermediate Fixed Income Investments (UBS-PACE), BlackRock Asset Allocation Portfolio (Fixed Income) (BR_AA_FI), Master Core Bond Portfolio of Master Bond Trust (MF-BOND)

2.    Issuer: The Progressive Corporation

3.    Date of Purchase: 6/18/07

4.    Underwriter from whom purchased: Goldman Sachs & Co.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      $60,750,000 out of $1,000,000,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $105,000,000 out of $1,000,000,000

8.    Purchase price (net of fees and expenses): $99.729

9.    Date offering commenced: 6/18/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 6/29/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Balanced Capital Portfolio - Ins-Series (BCS_F), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Total Return Portfolio (BR-COREPL), BlackRock Asset Allocation Portfolio - Fixed Income (BR_AA_FI), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Balanced Capital VI Fund (BVI_F), Master Core Bond Portfolio of Master Bond Trust (MF-BOND)

2.    Issuer: CMS Energy

3.    Date of Purchase: 6/20/07

4.    Underwriter from whom purchased: Deutsche Bank Securities Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      14.545mm (250mm)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      25mm (250mm)

8.    Purchase price (net of fees and expenses): $99.742

9.    Date offering commenced: 6/20/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                       Date: 6/25/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1.    Name of Purchasing Portfolio: AXA Multimanager Core Bond Portfolio (AXA-
VIP), BlackRock Bond Allocation Target Shares: Series C Portfolio (BATSC), BlackRock Balanced Capital Portfolio (FI) (Ins-Series) (BCS_F), BlackRock Core Bond Trust (BHK), BlackRock Income Opportunity Trust (BNA-USD), BlackRock Preferred Opportunity Trust (BPP), BlackRock Managed Income Portfolio (BR-MINC), BlackRock Asset Allocation Portfolio (Fixed Income) (BR_AA_FI), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF), BlackRock Bond V.I. Fund (Ins - Var Ser) (BVA-BF), Metropolitan Series BlackRock Diversified Portfolio (Core Bond) (METD_B), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred Income Strategies Fund, Inc. (PSY)

2.    Issuer: Royal Bank of Scotland (cusip 780097AU5)

3.    Date of Purchase: 9/26/07

4.    Underwriter from whom purchased: RBS Greenwich Capital

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      33mm (1.5B)

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering):
      100mm (1.5B)

8.    Purchase price (net of fees and expenses): $100

9.    Date offering commenced: 9/26/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---   --

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

                                                                        YES   NO
                                                                        ---   --

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that
            being received by others for underwriting similar
            securities during the same period.                          [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                      Date: 10/10/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Preferred Opportunity Trust (BPP), BlackRock Preferred Income Strategies Fund, Inc. (PSY), BlackRock Preferred & Corporate Income Strategies Fund, Inc. (PSW), BlackRock Preferred and Equity Advantage Trust - Preferred Sleeve (BTZ-PREF)

2.    Issuer: Kimco Realty Corporation

3.    Date of Purchase: 10/2/07

4.    Underwriter from whom purchased: UBS Securities LLC

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate:
      Merrill Lynch, Pierce, Fenner & Smith Incorporated

6.    Aggregate principal amount of purchased (out of total offering):
      950,000 shares out of 16,000,000 shares total offering

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): 1,000,000 shares out of 16,000,000 shares total offering

8.    Purchase price (net of fees and expenses): $25

9.    Date offering commenced: 10/2/07

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                     YES   NO
                                                                        ---  ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                                 [X]  [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                        [X]  [ ]

      c.    The underwriting was a firm commitment underwriting.        [X]  [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                     [X]  [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                              [X]  [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?               [X]  [ ]

Approved: Dan Chen                                      Date: 10/15/07

                                        2